UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 17, 2021

GROWGENERATION CORP

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5619 DTC Parkway

Greenwood Village, CO 80111

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:  (800) 935-8420

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 17, 2021, Eula Adams was appointed as a new member of the Board of Directors of GrowGeneration Corp. (the “Company”).

Mr. Adams currently serves on the boards of Intrado Corporation, Harvest Health & Recreation (HRV/HRVSF- TSV/OTC), Volunteers of America, CareerWise Colorado, and the Transportation Commission of Colorado since November 2019. Mr. Adams served most recently as Chief Executive Officer of Neuromonics, Inc., a global medical device company providing standalone and cloud based software and hardware solutions for the treatment of tinnitus. He previously served as President and Chief Operating Officer of Xcore Corporation, a computer hardware design, assembly, and distribution company. Mr. Adams has an extensive background leading large, diverse organizations. He was Senior Vice President of Sun MicroSystems from 2004 to 2007, Chief Operating Officer of Pay By Touch and Western Union, and President of numerous divisions of First Data (now part of Fiserv) from 1991 to 2003. Within First Data, he held the positions of President of Merchant Services, President of Card Issuer Services, and President of Teleservices. Earlier in his career, from 1972 to 1991, Mr. Adams spent 19 years with Deloitte, in the greater Atlanta area and in New York City, where he was an Audit Partner. Adams holds a Bachelor of Science degree from Morris Brown College in Atlanta and a Master of Business Administration degree from Harvard University. He is a licensed Certified Public Accountant in the state of Colorado.

Section 7 – Regulation FD

Item 7.01. Regulation FD Disclosure

On September 20, 2021, GrowGeneration Corp. (the “Company”) published a press release regarding the appointment of Mr. Adams as a member of its Board of Directors.

A copy of the press release is attached hereto as Exhibit 99.1. The information contained in this Current Report on Form 8-K (including the exhibit) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated September 20, 2021
104	Cover Pager Interactive Data File, formatted in Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 20, 2021	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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